UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2020

TFF PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39102	82-4344737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Via Fortuna, Suite 360 Austin, Texas 78746
(Address of principal executive offices)

(737) 802-1973
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.001	TFFP	Nasdaq Global Market

Item 8.01	Other Events.

On December 4, 2020, Lung Therapeutics, Inc. (“LTI”) entered into separate Common Stock Purchase Agreements with two institutional investors (the “Purchasers”), pursuant to which LTI agreed to sell to the Purchasers an aggregate of 550,000 shares (the “Shares”) of TFF Pharmaceuticals, Inc. common stock owned by LTI for a cash purchase price of $13.86 per share. The aforementioned transactions are separate from, and in addition to, LTI’s proposed sale of 500,000 share of Common Stock previously announced by way of a Current Report on Form 8-K filed earlier on this day.

Sanders Morris Harris, LLC acted as placement agent for the transactions, and the transactions are expected to close on or before December 9, 2020, subject to customary closing conditions.

TFF Pharmaceuticals, Inc. is not selling any shares of common stock in the transactions and will not receive any proceeds from the sale of the shares by LTI. LTI will pay all expenses incurred in connection with the sale of the offered shares, including the placement agent’s commissions and all of TFF Pharmaceuticals’ legal and accounting expenses.

Prior to the sale, LTI owned 4,000,000 shares, or approximately 17.8% of our outstanding common shares, and upon completion of the sale, and giving effect to LTI’s previously announced sale of 500,000 shares of common stock, will own 2,950,000 shares, or approximately 13.3% of our outstanding common shares.

The offering of common stock was made pursuant to TFF Pharmaceuticals’ shelf registration statement filed with the Securities and Exchange Commission (“SEC”) and declared effective. This report does not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

A prospectus supplement and accompanying base prospectus describing the terms of the transactions will be filed with the SEC. Copies of the prospectus supplement and the accompanying base prospectus relating to the shares being offered may be obtained, when available, from Sanders Morris Harris, LLC, 5950 Sherry Lane, Suite 470, Dallas, Texas 75225, Attention: Nancy Dixon, by telephone at 972.398.4640 or by email at Nancy.dixon@smhgroup.com. Electronic copies of the prospectus supplement and accompanying base prospectus will also be available on the SEC's website at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFF PHARMACEUTICALS, INC.

Dated: December 4, 2020	/s/ Kirk Coleman
Kirk Coleman,
Chief Financial Officer